UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2005

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                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-24020                  61-1321992
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

   101 Bullitt Lane, Suite 450
      Louisville, Kentucky                                         40222
      (Address of Principal                                      (Zip Code)
       Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure.

            On December 20, 2005, Sypris Solutions, Inc. (the "Company") updated its revenue and earnings guidance for the fourth quarter and full year-ended 2005, as well as issued 2006 guidance. The full text of the press release is set forth in Exhibit 99 hereto.

            The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 7.01 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                  Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

    Exhibit Number        Description of Exhibit
    --------------        ----------------------
    99                    Press release issued December 20, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 20, 2005          Sypris Solutions, Inc.

                                  By: /s/ T. Scott Hatton
                                      ------------------------------------------
                                      T. Scott Hatton
                                      Vice President and Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit
Number                           Description
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  99                Registrant's press release dated December 20, 2005.